UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Systemax Inc.
(Name of Registrant as Specified in Its Charter)
________________
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11 Harbor Park Drive, Port Washington, NY 11050 • 516.608.7000 • investinfo@systemax.com

Notice of Annual Meeting of Stockholders

Date and time:	December 17, 2018, at 12:00 p.m., local time

Location:	Systemax Inc., 11 Harbor Park Drive, Port Washington, NY 11050

Purpose:	(1) To consider and vote upon a proposal (the “ESPP Proposal”) to approve the adoption of the Systemax 2018 Employee Stock Purchase Plan (the “ESPP”); and

(2) To transact such other business as may properly come before the meeting or any adjournment or postponement.

Who may vote:	Stockholders of record at the close of business on October 22, 2018 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement.

By order of the Board of Directors,

Eric Lerner
Senior Vice President and General Counsel
November 2, 2018

Important notice regarding the availability of proxy materials for the
Special Meeting of Stockholders to be held on December 17, 2018:

This Notice of Special Meeting of Stockholders and the accompanying proxy statement are available at www.proxyvote.com.

Table of Contents

General Information	1
Frequently Asked Questions	4
ESPP Proposal - Approval Of the Adoption of the Systemax 2018 Employee Stock Purchase Plan	5
Security Ownership Information	8
Security Ownership of Management	8
Security Ownership of Certain Beneficial Owners	9
Equity Compensation Plans	10
Additional Matters	11
ANNEX A: Systemax 2018 Employee Stock Purchase Plan	A-1

PROXY STATEMENT

General Information

These proxy materials are being furnished to solicit proxies on behalf of the Board of Directors of Systemax Inc. for use at the Special Meeting of Stockholders to be held on December 17, 2018, and at any adjournment or postponement. The Special Meeting will take place at our headquarters located at 11 Harbor Park Drive, Port Washington, NY, at 12:00 p.m., local time.
These proxy materials include our Notice of Special Meeting and Proxy Statement. In addition, these proxy materials may include a proxy card for the Special Meeting. These proxy materials are first being sent or made available to our stockholders commencing on November 2, 2018.

Notice of Internet Availability of Proxy Materials

We have implemented the Securities and Exchange Commission, or SEC, “Notice Only” rule that allows us to furnish our proxy materials over the Internet to our stockholders instead of mailing paper copies. As a result, beginning on or about November 2, 2018, we mailed to most of our stockholders of record on October 22, 2018 Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials over the Internet and vote online.
This notice is not a proxy card and cannot be used to vote your shares. If you received a notice this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to in the notice.
If you own shares of common stock in more than one account-for example, in a joint account with your spouse and in your individual brokerage account-you may have received more than one notice. To vote all of your shares by proxy, please follow each of the separate proxy voting instructions that you received for your shares of common stock held in each of your different accounts.

Record Date

We have fixed the close of business on October 22, 2018 as the record date for determining our stockholders entitled to notice of and to vote at the Special Meeting.
On that date, we had 37,260,129 shares of common stock outstanding. Stockholders as of the record date will have one vote per share on the ESPP Proposal.

Quorum

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting, present in person or represented by proxy, is necessary to constitute a quorum.
Abstentions and “broker non-votes” (discussed below) will be counted as present for purposes of establishing a quorum.

How to Vote

Stockholders of record. If you are a “stockholder of record” (meaning your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Company, LLC) you may vote either in person at the Special Meeting or by proxy.

If you decide to vote by proxy, you may do so in any one of the following three ways:

You may vote your shares 24 hours a day by logging on to a secure website, www.proxyvote.com, and following the instructions provided. You will need to enter identifying information that appears on your proxy card or the Notice. The internet voting system allows you to confirm that your votes were properly recorded.

You may vote your shares 24 hours a day by calling the toll free number (800) 690-6903, and following instructions provided by the recorded message. You will need to enter identifying information that appears on your proxy card or the Notice. As with the internet voting system, you will be able to confirm that your votes were properly recorded.

If you received a proxy card, you may mark, sign and date your proxy card and return it by mail in the enclosed postage-paid envelope.

Internet and telephone voting is available through 11:59 PM Eastern Time on December 16, 2018.

If you vote by mail, your proxy card must be received before the Special Meeting to assure that your vote is counted. We encourage you to vote promptly.

Beneficial owners. If, like most stockholders, you are a beneficial owner of shares held in “street name” (meaning a broker, trustee, bank or other nominee holds shares on your behalf), you may vote in person at the Special Meeting only if you obtain a legal proxy from the nominee that holds your shares. Alternatively, you may vote by completing, signing and returning the voting instruction form that the nominee provides to you or by following any telephone or Internet voting instructions described on the voting instruction form, the Notice or other materials that the nominee provides to you.

No matter in what form you own your shares - We encourage you to vote promptly.

Vote Required to Adopt the ESPP Proposal

➢
The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, in person or by proxy, at a meeting at which a quorum is present will be required to approve the ESPP Proposal.

How Shares Will Be Voted
Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted, per the Board’s recommendations, FOR the ESPP Proposal. If any other matters properly come before the Special Meeting, the persons named in the proxy will vote at their discretion.

List of Stockholders

A list of our stockholders satisfying the requirements of Section 219 of the Delaware General Corporation Law will be available for inspection for any purpose germane to the Special Meeting during normal business hours at our headquarters at least ten days prior to the Special Meeting.

Changing or Revoking Your Proxy

Your attendance at the Special Meeting will not automatically revoke your proxy.
Stockholders of record. If you are a stockholder of record, you may change or revoke your proxy at any time before a vote is taken at the Special Meeting by giving notice to us in writing or at the Special Meeting, by executing and forwarding to us a later-dated proxy or by voting a later proxy over the telephone or the Internet.
Beneficial owners. If you are a beneficial owner of shares, you should check with the broker, trustee, bank or other nominee that holds your shares to determine how to change or revoke your vote.

Abstentions

➢	Abstentions will have the same effect as a negative vote regarding the approval of the ESPP Proposal.

Broker Non-Votes

A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because they do not have discretionary voting power for that proposal and have not received instructions from the beneficial owner.
If you are a beneficial owner whose shares are held by a broker, as stated above you must instruct the broker how to vote your shares. If you do not provide voting instructions, your broker is not permitted to vote your shares on the proposal to approve the ESPP Proposal.

Frequently Asked Questions

How can I access the proxy materials over the Internet?

Your Notice of the Internet Availability of the proxy materials, proxy card or voting instruction card will contain instructions on how to view our proxy materials for the Special Meeting on the Internet. Our proxy materials, as well as the means to vote by Internet, are available at www.proxyvote.com.

How may I obtain a paper copy of the proxy materials?

The Notice of the Internet Availability of the proxy materials, provides instructions about how to obtain a paper copy of the proxy materials. If you did not receive the notice, you will receive a paper copy of the proxy materials by mail.

What is “householding”?

SEC rules allow us to send a single copy of the proxy materials or the Notice of Internet Availability of Proxy Materials to multiple stockholders sharing the same address and last name, or who we reasonably believe are members of the same family in a manner provided by such rules. This practice is referred to as “householding” and we use this process to achieve savings of paper and mailing costs.

How can I find voting results of our Annual Meeting?

We will announce preliminary voting results at the Special Meeting and we will publicly disclose the results on a Form 8-K within four business days of the Special Meeting, as required by SEC rules.

ESPP Proposal - Approval Of the Adoption of the Systemax 2018 Employee Stock Purchase Plan

On July 29, 2018, the Board of Directors and Compensation Committee of the Board adopted, subject to stockholder approval, the Systemax 2018 Employee Stock Purchase Plan (the “ESPP”), under which an aggregate of 500,000 shares of our common stock have been reserved for issuance (subject to adjustment as provided in the ESPP).

The purpose of the ESPP is to provide eligible employees with an opportunity to increase their proprietary interest in the success of Systemax by purchasing shares of common stock on favorable terms and to pay for such purchases through payroll deductions.

The Board believes that the ESPP promotes the interests of Systemax and our stockholders by encouraging employees of Systemax and of our participating subsidiaries to become stockholders, therefore aligning employee interest with our growth and success. The Board also believes that the opportunity to acquire a proprietary interest in the success of Systemax through the acquisition of shares of common stock pursuant to the ESPP is an important aspect of our ability to attract and retain highly qualified and motivated employees.
A copy of the Systemax 2018 Employee Stock Purchase Plan is annexed as Annex A to this proxy statement. The following is a summary of the principal provisions of the ESPP; the following summary is qualified in its entirety by reference to the text of the ESPP.

Summary Description of the ESPP

Summary. Under the ESPP, the administrator establishes periodic “offering periods” during which a portion of a participants’ compensation, specified by the participant, will be allocated and applied to purchase shares of our common stock. The administrator will establish one or more “purchase periods” during each offering period. At the end of each purchase period, the aggregate amount of each participant’s so allocated compensation will be used to purchase shares of our common stock.
The ESPP includes two components, one that is intended to qualify under Section 423 of the Code and a second component that is not intended to qualify under Section 423 of the Code. We expect generally to utilize the Section 423 component, although we may utilize the second component with respect to non-U.S. employees.
Eligibility.    Generally, all of our employees will be eligible to participate if they are customarily employed by us, or any participating subsidiary, for at least 20 hours per week and more than five months in any calendar year. However, the administrator has certain discretion to vary the eligibility requirements. Specifically, the administrator may, prior to an enrollment date for all options granted on such enrollment date in an offering, determine that any of the following is or is not eligible to participate in such offering period: an employee who (i) has not completed at least two years of service (or a lesser period of time determined by the administrator) since his or her last hire date, (ii) customarily works not more than 20 hours per week (or a lesser period of time determined by the administrator), (iii) customarily works not more than five months per calendar year (or a lesser period of time determined by the administrator), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to disclosure requirements under Section 16(a) of the Exchange Act.
However, an employee may not be granted rights to purchase shares of our common stock under the ESPP if such employee:

•	immediately after the grant would own capital stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock; or

•
holds rights to purchase shares of our common stock under all of our employee stock purchase plans that accrue at a rate that exceeds $25,000 worth of shares of our common stock for each calendar year.

Administration.    The Board, or a committee appointed by the Board, will administer the ESPP. The Board has designated the Compensation Committee to be the ESPP Administrator. The administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, to delegate ministerial duties to any of our employees, to designate separate offerings under the ESPP, to designate our subsidiaries and affiliates as participating in the ESPP, to determine eligibility, to adjudicate all disputed claims filed under the ESPP and to establish procedures that it deems necessary for the administration of the ESPP, including, but not limited to, adopting such procedures, sub-plans and appendices to the ESPP enrollment agreement as are necessary or appropriate to permit participation in the ESPP by employees who are foreign nationals or employed outside the U.S. The administrator's findings, decisions and determinations are final and binding on all participants to the full extent permitted by law.
Offering and Purchase Periods.    The ESPP administrator has the discretion to determine the length of each offering period and each purchase period. We anticipate that there will be overlapping offering periods, with each being approximately 12 months, and two 6-month purchase periods in each offering period. An offering period will commence on the first trading day after a purchase date and end 12 months later, except for the first offering period (which began on September 17, 2018 and will end on September 2, 2019). The first purchase date shall be March 02, 2019 and shall repeat each 6 months following.
Contributions.    The ESPP permits participants to purchase shares of our common stock through contributions (in the form of payroll deductions, or otherwise to the extent permitted by the administrator). Pursuant to the ESPP, which permits the administrator to limit the amount of contributions, contributions made through payroll deductions may not exceed 15% of the “compensation” (i.e., base salary, overtime, commissions and shift differentials, and which excludes bonuses and other incentive compensation) that the employee receives on the pay day. Participants may end their participation at any time during an offering period and will be paid their accrued contributions that have not yet been used to purchase shares of our common stock. Participation ends automatically upon termination of employment with us.
Exercise of Purchase Right.    Amounts contributed and accumulated by the participant are used to purchase shares of our common stock on each purchase date. The purchase price of the shares may not be less than 85% of the lower of the fair market value of our common stock on the first trading day of the offering period or on the last trading day of the offering period, and we anticipate that generally this will be the purchase price.
Election Changes. A participant may make one change election during each offering period to either:

•	Reduce or increase the percentage of contributions prospectively, or

•	Withdraw all contributions for that offering period
All changes to elections are subject to the Systemax Insider Trading Policy.
Non-Transferability of Rights; No Holding Period for Shares.    A participant may not transfer rights granted under the ESPP. If the Administrator permits the transfer of rights, it may only be done by will, the laws of descent and distribution or as otherwise provided under the ESPP. There is no required holding period; shares purchased under the ESPP can be sold immediately after purchase (subject to SEC and Systemax sales restrictions).
Insider Trading Policy; Sales Restrictions. Sales under the ESPP, as well as changes to contribution elections or withdrawals, are subject to the Systemax Insider Trading Policy (particularly its “window period” for permissible elections and trading), and sales of ESPP shares may be subject to the SEC Section 16 “short swing profit” rules.
Merger or Change in Control.    The ESPP provides that in the event of a merger or change in control, as defined in the ESPP, a successor corporation may assume or substitute each outstanding purchase right. If the successor corporation refuses to assume or substitute for the outstanding purchase right, the offering period then in progress will be shortened, and a new exercise date will be set that will be before the date of the proposed merger or change in control. The administrator will notify each participant that the exercise date has been changed and that the participant's option will be exercised automatically on the new exercise date unless prior to such date the participant has withdrawn from the offering period.
Amendment; Termination.    The administrator has the authority to amend, suspend or terminate the ESPP, except that, subject to certain exceptions described in the ESPP, no such action may adversely affect any outstanding rights to purchase shares of our common stock under the ESPP. The ESPP automatically will terminate in 2038, unless we terminate it sooner.
U.S. Federal Income Tax Consequences.    The following is a summary of the U.S. federal income tax consequences to U.S. taxpayers and Systemax of the purchase of shares under the ESPP. This summary does not attempt to describe all possible federal or other tax consequences of such participation or based on particular circumstances. In addition, it does not describe any state, local or non-U.S. tax consequences.
As noted above, the ESPP includes a component intended to comply with Code Section 423 and a component that does not qualify under Section 423. Under an Section 423 component, no taxable income will be recognized by a participant, and no deductions will be allowable to Systemax, upon either the grant or the exercise of rights to purchase shares. A participant only will recognize income when the shares acquired under the ESPP are sold or otherwise disposed of.
The tax due upon sale or other disposition of the acquired shares depends on the length of time that the participant holds the shares.
If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period pursuant to which the shares were acquired or within one year after the actual purchase date of those shares, the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares. Systemax will be entitled to a corresponding income tax deduction for the amount of income recognized for the taxable year in which such disposition occurs. The amount of this ordinary income will be added to the participant’s basis in the shares, and any additional gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term capital gain.
If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period pursuant to which the shares were acquired and more than one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those Shares, or (ii) 15% of the fair market value of the shares on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. Systemax will not be entitled to an income tax deduction with respect to such disposition.
We do not anticipate utilizing the non-Section 423 component of the ESPP.
The tax consequences to a participant may vary depending upon the participant's individual situation. In addition, various state laws may provide for tax consequences that vary significantly from those described above.

The Board recommends
that you vote for the ESPP Proposal.

Security Ownership Information

The following tables provides certain information regarding the beneficial ownership of Systemax common stock as of October 22, 2018 by:

•	our directors;

•	our named executive officers;

•	all executive officers and directors as a group; and

•	each person known by us to own beneficially more than 5% of our outstanding common stock

A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power in 60 days. Investment power means the power to direct the sale or other disposition of the shares. Except as otherwise described in the notes below, information on the number of shares beneficially owned is as of October 22, 2018, and the listed beneficial owners have sole voting and investment power. A total of 37,260,129 shares of our common stock were outstanding as of October 22, 2018.
The address for each beneficial owner, unless otherwise noted is c/o Systemax Inc., 11 Harbor Park Drive, Port Washington, NY 11050.

Security Ownership of Management

Name of Beneficial Owner	Shares of Common Stock (a)	Restricted Stock Units vesting within 60 days(1)	Stock Options currently exercisable or becoming exercisable within 60 days (1)	Percent of Common Stock
Richard Leeds (2)	13,249,266	-	-	36%
Bruce Leeds (3)	12,048,144	-	-	32%
Robert Leeds (4)	12,063,978	-	-	32%
Lawrence Reinhold	82,496	91,666	175,000	*
Thomas Clark	10,201	-	30,000	*
Robert Dooley	66,380	-	62,500	*
Robert D. Rosenthal	66,931	-	6,667	*
Barry Litwin	-	-	-	*
Chad Lindbloom	-	-	-	*
All of our current directors and executive officers (13 persons)	25,058,541	91,666	309,167	68%

(a)	Amounts listed in this column may include shares held in partnerships or trusts that are counted in more than one individual’s total.

*	less than 1%

(1)
In computing the percentage of shares owned by each person and by the group, these restricted stock units and stock options, as applicable, were added to the total number of outstanding shares of common stock for the percentage calculation.

(2)
Includes 867,192 shares owned by Mr. Richard Leeds directly, 2,000,000 shares owned by the Richard Leeds 2018 GRAT, 1,497,730 shares owned by the Richard Leeds 2017 GRAT, and 762,195 shares owned by the Richard Leeds 2016 GRAT. Also, includes 1,838,583 shares owned by a limited partnership of which Mr. Richard Leeds is a general partner, 235,850 shares owned by a limited partnership of which a limited liability company controlled by Mr. Richard Leeds is the general partner, 5,527,916 shares owned by trusts for the benefit of his brothers’ children for which Mr. Richard Leeds acts as co-trustee and 519,800 shares owned by a limited partnership in which Mr. Richard Leeds has an indirect pecuniary interest.

(3)
Includes 2,030,371 shares owned by Mr. Bruce Leeds directly, 1,000,000 shares owned by the Bruce Leeds 2018 GRAT, 630,934 shares owned by the Bruce Leeds 2017 GRAT, and 983,426 shares owned by the Bruce Leeds 2016 GRAT. Also, includes 1,838,583 shares owned by a limited partnership of which Mr. Bruce Leeds is a general partner, 5,045,030 shares owned by trusts for the benefit of his brothers’ children for which Mr. Bruce Leeds acts as co-trustee and 519,800 shares owned by a limited partnership in which Mr. Bruce Leeds has an indirect pecuniary interest.

(4)
Includes 708 shares owned by Mr. Robert Leeds directly, 1,483,000 shares owned by the Robert Leeds 2018 GRAT 2,235,363 shares owned by the Robert Leeds 2017 GRAT, 933,578 shares owned by the Robert Leeds 2016 GRAT, and 222,668 shares owned by the Robert Leeds 2015 GRAT. Also, includes 1,838,583 shares owned by a limited partnership of which Mr. Robert Leeds is a general partner, 5,052,946 shares owned by trusts for the benefit of his brothers’ children for which Mr. Robert Leeds acts as co-trustee and 519,800 shares owned by a limited partnership in which Mr. Robert Leeds has an indirect pecuniary interest.

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Shares of Common Stock	Percent of Common Stock
Prescott General Partners LLC (1) 2200 Butts Road, Suite 320 Boca Raton, FL 33431	2,228,192	6%

(1)
Based on information supplied by Prescott General Partners LLC (“PGP”), Prescott Associates L.P. (“Prescott Associates”), Prescott Investors Profit Sharing Trust (“PIPS”) and Thomas W. Smith in a Schedule 13G/A filed with the SEC on February 14, 2017. The Schedule 13G/A modifies the Schedule 13G to reflect, among other things, (i) the addition of PIPS as a Reporting Person and (ii) the removal of Scott J. Vassalluzzo as a Reporting Person.

PGP, as the general partner of three private investment limited partnerships (including Prescott Associates) (collectively, the “Partnerships”) may be deemed to share the power to vote or to direct the vote and to dispose or to direct the disposition of 2,118,192 shares held by the Partnerships. Prescott Associates has the shared power to vote or to direct the vote and to dispose or to direct the disposition of 2,044,691 shares. PIPS has the sole power to vote or to direct the vote of and to dispose or to direct the disposition of 92,018 shares. Mr. Smith has the sole power to vote or to direct the vote of and to dispose or to direct the disposition of 600,000 shares held by Ridgeview Smith Investments LLC, a limited liability company established by Mr. Smith and of which he is the sole member. In his capacity as investment manager for certain managed accounts, Mr. Smith may be deemed to have the shared power to vote or to direct the vote of 76,500 shares and to dispose or to direct the disposition of 76,500 shares. Voting and investment authority over investment accounts established for the benefit of certain family members and friends of Mr. Smith is subject to each beneficiary’s right, if so provided, to terminate or otherwise direct the disposition of the investment account.
The 13G/A is Amendment No. 7 to the joint filing on Schedule 13G by Thomas W. Smith, Scott J. Vassalluzzo and Steven M. Fischer originally filed with the SEC on July 13, 2009, as amended by Amendment No. 1 filed with the SEC on February 16, 2010, Amendment No. 2 filed with the SEC on February 14, 2011, Amendment No. 3 filed by PGP, Thomas W. Smith and Scott J. Vassalluzzo with the SEC on January 5, 2012, Amendment No. 4 filed by PGP, Thomas W. Smith and Scott J. Vassalluzzo with the SEC on February 14, 2013, Amendment No. 5 filed by PGP, Prescott Associates, Thomas W. Smith and Scott J. Vassalluzzo with the SEC on February 14, 2014, and Amendment No. 6 filed by PGP, Prescott Associates, Thomas W. Smith and Scott J. Vassalluzzo with the SEC on February 13, 2015.

Equity Compensation Plans

Information for our equity compensation plans in effect as of the end of fiscal 2017 is as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	1,001,300	11.58	6,070,549
Equity compensation plans not approved by stockholders	-	-	-
Total	1,001,300	11.58	6,070,549

(1)	The weighted-average exercise price does not take into account the shares issuable upon outstanding restricted stock units vesting, which have no exercise price.

Additional Matters

Solicitation of Proxies

The cost of soliciting proxies for the Special Meeting will be borne by Systemax. In addition to solicitation by mail and over the internet, solicitations may also be made by personal interview, fax and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and Systemax will reimburse them for expenses in so doing.
Consistent with our confidential voting procedure, directors, officers and other regular employees of Systemax, as yet undesignated, may also request the return of proxies by telephone or fax, or in person.

Submitting Stockholder Proposals and Director Nominations for the Next Annual Meeting

Stockholder proposals intended to be presented at the 2019 annual meeting, including proposals for the nomination of directors, must be received by December 21, 2018 to be considered for the 2019 annual meeting pursuant to Rule 14a-8 under the Exchange Act.
Stockholders proposals should be mailed to Systemax Inc., Attention: Investor Relations, 11 Harbor Park Drive, Port Washington, NY 11050.

Any proposal for a director nominee shall contain at a minimum:

•	the name and address of the stockholder making the recommendation;

•	if the stockholder is not a stockholder of record, a representation and satisfactory proof of share ownership;

•
a description of all direct and indirect related party transactions, compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between the stockholder and its respective affiliates or associates, or others with whom they are acting in concert, on the one hand, and the nominee and his or her respective affiliates, associates and others with whom they are acting in concert, on the other hand;

•	whether the stockholder has been involved in any legal proceeding during the past 10 years;

•	the nominee’s name, age, address and other contact information;

•	any direct or indirect holdings, beneficially and/or of record, of our securities by the nominee;

•	any information regarding the nominee required to be disclosed about directors under applicable securities laws and/or stock exchange requirements;

•	information regarding related party transactions with Systemax and/or the stockholder submitting the nomination and/or the nominee;

•	any actual or potential conflicts of interest; and

•
the nominee’s biographical data, current public and private company affiliations, employment history (including current principal employment) and qualifications and status as “independent” under applicable securities laws and stock exchange requirements.

Nominees proposed by stockholders will receive the same consideration as other nominees.

Other Matters

The Board does not know of any matter other than those described in this proxy statement that will be presented for action at the Special Meeting. If other matters properly come before the Special Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.
Available Information

We maintain a website at www.systemax.com. We file reports with the Securities and Exchange Commission and makes available free of charge on or through our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including all amendments to those reports. These are available as soon as is reasonably practicable after they are filed with the SEC. All reports mentioned above are also available from the SEC’s website (www.sec.gov). The information on our website or any report we file with, or furnish to, the SEC is not part of this proxy statement.

ANNEX A
SYSTEMAX, INC.

2018 EMPLOYEE STOCK PURCHASE PLAN

1.                                            Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions.  The Company intends for the Plan to have two components: a component that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “423 Component”) and a component that is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “Non-423 Component”).  The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.  An option to purchase shares of Common Stock (“Shares”) under the Non-423 Component will be granted pursuant to rules, procedures, or sub-plans adopted by the Administrator designed to achieve tax, securities laws, or other objectives for Eligible Employees and the Company.  Except as otherwise provided herein or as determined by the Administrator, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2.                                      Definitions.

(a)                                 “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b)                                 “Affiliate” means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

(c)                                  “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

(d)                                 “Board” means the Board of Directors of the Company.

(e)                                  “Change in Control” means the occurrence of any of the following events:

(i)                           A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group as defined under applicable SEC regulation (“Person”), acquires ownership of the stock of the Company that, together with the stock beneficially owned by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to beneficially own more than fifty percent (50%) of the total voting power of the stock of the Company as of the date of adoption of the Plan by the Board will not be considered a Change in Control.  Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from beneficial ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities or through entities or vehicles established for estate planning purposes, such as trusts; or

(ii)                        A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12)-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)                     A change in the beneficial ownership of all or substantially all of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection, the following will not constitute a change in the beneficial ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is directly or indirectly controlled by the Company’s stockholders immediately after the transfer in a transaction approved by the disinterested members of the Board of Directors or an independent committee thereof, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock in a transaction approved by the disinterested members of the Board of Directors or an independent committee thereof, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is beneficially owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company in a transaction approved by the disinterested members of the Board of Directors or an independent committee thereof, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is beneficially owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3).  For purposes of this subsection, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final U.S. Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be beneficially owned in substantially the same proportions by the persons who beneficially owned the Company’s securities immediately before such transaction.

(f)                                   “Code” means the U.S. Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code will include such section, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(g)                                  “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

(h)                                 “Common Stock” means the common stock of the Company.

(i)                                     “Company” means Systemax, Inc., a Delaware corporation, or any successor thereto.

(j)                                    “Compensation” includes an Eligible Employee’s base straight time gross earnings and includes commissions and payments for overtime and shift premium, but excludes bonuses and other incentive compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.

(k)                                 “Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

(l)                                     “Designated Company” means any Subsidiary or Affiliate of the Company that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.  For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided, however that at any given time, a Subsidiary that is a Designated Company under the 423 Component will not be a Designated Company under the Non-423 Component.

(m)                             “Director” means a member of the Board.

(n)                                 “Eligible Employee” means any individual who is a common law employee providing services to the Company or a Designated Company and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under applicable local law) for purposes of any separate Offering or the Non-423 Component.  For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws.  Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.  Notwithstanding the foregoing, the Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not, as applicable, include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Employer whose Eligible Employees are participating in that Offering.  Each exclusion will be applied with respect to an Offering in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii).

(o)                                 “Employer” means the employer of the applicable Eligible Employee(s).

(p)                                 “Enrollment Date” means the first Trading Day of an Offering Period.

(q)                                 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(r)                                    “Exercise Date” means a date on which each outstanding option granted under the Plan will be exercised (except if the Plan has been terminated), as may be determined by the Administrator, in its discretion and on a uniform and nondiscriminatory basis from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.  For purposes of clarification, there may be multiple Exercise Dates during an Offering Period.

(s)                                   “Fair Market Value” means, as of any date, the value of a Share of Common Stock determined as follows:

(i)                           the Fair Market Value will be the closing sales price for Common Stock as quoted on any established stock exchange or national market system (including without limitation the New York Stock Exchange) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable.  If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator.  In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(ii)                        In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

(t)                                    “Fiscal Year” means a fiscal year of the Company.

(u)                                 “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(v)                                 “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4.  For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering.  To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

(w)                               “Offering Period” means a period beginning on such date as may be determined by the Administrator in its discretion and ending on such Exercise Date as may be determined by the Administrator in its discretion, in each case on a uniform and nondiscriminatory basis.  The duration and timing of Offering Periods may be changed pursuant to Sections 4, 20, and 30.

(x)                                 “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)                                 “Participant” means an Eligible Employee that participates in the Plan.

(z)                                  “Plan” means this Systemax, Inc. 2018 Employee Stock Purchase Plan.

(aa)                          “Purchase Period” means the period, as determined by the Administrator in its discretion on a uniform and nondiscriminatory basis, during an Offering Period that commences on the Offering Period’s Enrollment Date and ends on the next Exercise Date, except that if the Administrator determines that more than one Purchase Period should occur within an Offering Period, subsequent Purchase Periods within such Offering Period commence after one Exercise Date and end with the next Exercise Date at such time or times as the Administrator determines prior to the commencement of the Offering Period.

(bb)                          “Purchase Price” means the price per Share of the Shares purchased under any option granted under the Plan as determined by the Administrator from time to time, in its discretion and on a uniform and nondiscriminatory basis for all options to be granted on an Enrollment Date. With respect to any option granted under the 423 Component, the initial Purchase Price shall not be less than the lesser of 85% of the Fair Market Value of a Share on (i) the Enrollment Date and (ii) the Exercise Date, or such other amount as may be required under Section 423 of the Code.

(cc)                            “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(dd)                          “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

(ee)                            “U.S. Treasury Regulations” means the Treasury regulations of the Code.  Reference to a specific Treasury Regulation will include such Treasury Regulation, the section of the Code under which such regulation was promulgated, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such Section or regulation.

3.                                      Eligibility.

(a)                                 Offering Periods.  Any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan, subject to the requirements of Section 5.

(b)                                 Non-U.S. Employees.  Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code.  In the case of the Non-423 Component, Eligible Employees may be excluded from participation in the Plan or an Offering if the Administrator determines that participation of such Eligible Employees is not advisable or practicable or if the Administrator determines to make such exclusion in its sole discretion.

(c)                                  Limitations.  Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

4.                                      Offering Periods.  Offering Periods will expire on the earliest to occur of (i) the completion of the purchase of Shares on the last Exercise Date occurring within twenty-seven (27) months of the applicable Enrollment Date on which the option to purchase Shares was granted, or (ii) such shorter period as may be established by the Administrator from time to time, in its discretion and on a uniform and nondiscriminatory basis, prior to an Enrollment Date for all options to be granted on such Enrollment Date.

5.                                      Participation.  An Eligible Employee may participate in the Plan by (i) submitting to the Company’s stock administration office (or its designee) a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose (which may be an on-line electronic agreement or an agreement similar to the form attached hereto as Exhibit A) or (ii) following an electronic or other enrollment procedure determined by the Administrator, in either case on or before a date determined by the Administrator prior to an applicable Enrollment Date.

6.                                      Contributions.

(a)                                 At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount that will be subject to such limits as the Administrator may establish from time to time, in its discretion and on a uniform and nondiscriminatory basis, for all options to be granted on any Enrollment Date.  The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period.  A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b)                                 In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day on or prior to the last Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

(c)                                  All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages of his or her Compensation only.  A Participant may not make any additional payments into such account.

(d)                                 A Participant may discontinue his or her participation in the Plan as provided under Section 10.  Except as may be permitted by the Administrator, as determined in its sole discretion, a Participant may not change the rate of his or her Contributions during an Offering Period.

(e)                                  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c), a Participant’s Contributions may be decreased to zero percent (0%) at any time during a Purchase Period.  Subject to Section 423(b)(8) of the Code and Section 3(c) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f)                                   Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Participants to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code; or (iii) the Participants are participating in the Non-423 Component.

(g)                                  At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs).  At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.  In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

7.                                      Grant of Option.  On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of Shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than a maximum number of Shares of Common Stock determined by the Administrator prior to the first Offering Period, if any (with such number subject to any adjustment pursuant to Section 19) and provided further that such purchase will be subject to the limitations set forth in Sections 3(c) and 13.  The Eligible Employee may accept the grant of such option by electing to participate in the Plan in accordance with the requirements of Section 5.  The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of Shares of Common Stock that an Eligible Employee may purchase during each Purchase Period.  Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10.  The option will expire on the last day of the Offering Period.

8.                                      Exercise of Option.

(a)                                 Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares of Common Stock will be exercised automatically on each Exercise Date, and the maximum number of full Shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account.  No fractional Shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full Share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10.  Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant.  During a Participant’s lifetime, a Participant’s option to purchase Shares hereunder is exercisable only by him or her.

(b)                                 If the Administrator determines that, on a given Exercise Date, the number of Shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of Shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of Shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the Shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the Shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20.  The Company may make a pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9.                                      Delivery.  As soon as reasonably practicable after each Exercise Date on which a purchase of Shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the Shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator.  The Company may permit or require that Shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of Share transfer.  The Company may require that Shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares.  No Participant will have any voting, dividend, or other stockholder rights with respect to Shares of Common Stock subject to any option granted under the Plan until such Shares have been purchased and delivered to the Participant as provided in this Section 9.

10.                               Withdrawal.

(a)                                 A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time, subject to any limitations imposed by the Administrator and/or by Company policies, by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure determined by the Administrator.  All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of Shares will be made for such Offering Period.  If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

(b)                                 A Participant’s withdrawal from an Offering Period will not have any effect on his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

11.                               Termination of Employment.  Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase Shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated.  Unless otherwise provided by the Administrator, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan; however, if a Participant transfers from an Offering under the 423 Component to the Non-423 Component, the exercise of the option will be qualified under the 423 Component only to the extent it complies with Section 423 of the Code, unless otherwise provided by the Administrator.

12.                               Interest.  No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply to all Participants in the relevant Offering under the 423 Component, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

13.                               Stock.

(a)         Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of Shares of Common Stock that will be made available for sale under the Plan will be 500,000 Shares of Common Stock.

(b)                                 Until the Shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such Shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such Shares.

(c)                                  Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as the Participant may elect.

14.                               Administration.  The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws.  The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to delegate ministerial duties to any of the Company’s employees, to designate separate Offerings under the Plan, to designate Subsidiaries and Affiliates of the Company as participating in the 423 Component or Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan).  Unless otherwise determined by the Administrator, the Eligible Employees eligible to participate in each sub-plan will participate in a separate Offering or in the Non-423 Component.  Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements.  The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees residing solely in the U.S.  Every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

15.                               Designation of Beneficiary.

(a)                                 If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any Shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such Shares and cash.  In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option.  If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b)                                 Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator.  In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c)                                  All beneficiary designations will be in such form and manner as the Administrator may designate from time to time.  Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

16.                               Transferability.  Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant.  Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.                               Use of Funds.  The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party.  Until Shares of Common Stock are issued, Participants will have only the rights of an unsecured creditor with respect to such Contributions and such Shares.

18.                               Reports.  Individual accounts will be maintained for each Participant in the Plan.  Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of Shares of Common Stock purchased and the remaining cash balance, if any.

19.                               Adjustments, Dissolution, Liquidation, Merger, or Change in Control.

(a)                                 Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock (collectively, “Equity Restructuring”) occurs, the Administrator (i) shall equitably adjust the terms of each outstanding option as it deems appropriate to reflect the Equity Restructuring, which may include, adjusting the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and (ii) shall adjust the numerical limits of Sections 7 and 13 and the number and class of Common Stock that may be delivered under the Plan. For purposes of this Section 19(a), “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Shares (or other Company securities) and causes a change in the per-share value of the Shares underlying outstanding options granted pursuant to the Plan.

(b)                                 Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator.  The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation.  The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c)                                  Merger or Change in Control.  In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end.  The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control.  The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.                               Amendment or Termination.

(a)                                 The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason.  If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of Shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19).  If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase Shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.

(b)                                 Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c)                                  In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)             amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(ii)          altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

(iii)       shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;

(iv)      reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

(v)         reducing the maximum number of Shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Participants.

21.                               Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.                               Conditions Upon Issuance of Shares.  Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.                               Code Section 409A.  The 423 Component of the Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A.  In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A.  Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if any option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto.  The Company makes no representation that any option to purchase Common Stock under the Plan is compliant with Code Section 409A.

24.                               Term of Plan.  The Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date.  It will continue in effect for a term of twenty (20) years, unless sooner terminated under Section 20.

25.                               Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26.                               Governing Law.  The Plan will be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

27.                               No Right to Employment.  Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or affiliate of the Company, as applicable.  Further, the Company or a Subsidiary or affiliate of the Company may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

28.                               Severability.  If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

29.                               Compliance with Applicable Laws.  The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.